UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 12, 2007

                                 GOAMERICA, INC.

             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          0-29359                        22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                  433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
                  -------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      Merger Agreement with Hands On:

      As previously announced, GoAmerica, Inc. (the "Company" or "GoAmerica") executed a definitive merger agreement, dated as of September 12, 2007 (the "Merger Agreement"), with Hands On Video Relay Services, Inc. ("HOVRS"), pursuant to which HOVRS will become a wholly-owned subsidiary of the Company and the stockholders of HOVRS will receive up to $35 million in cash and up to 6.7 million shares of the Company's Common Stock. This acquisition will be financed by the issuances of GoAmerica Series A Preferred Stock and debt totaling $45 million to Clearlake Capital Group, pursuant to an Amended and Restated Stock Purchase Agreement and an Amended and Restated Second Lien Commitment Letter executed concurrently with the Merger Agreement and described below.

      Each HOVRS stockholder will be entitled to elect to receive either cash, GoAmerica Common Stock or a combination of cash and GoAmerica Common Stock in exchange for its HOVRS common or preferred stock. To the extent the HOVRS common and preferred stockholders elect to receive more than the available amount of stock or cash, the available stock or cash will be pro rated in accordance with procedures and formulas set forth in the Merger Agreement.

      The Merger Agreement provides that all HOVRS options that are vested immediately prior to the closing date must be exercised by that date, or else they will expire. The HOVRS stock issued on exercise of these options will be exchanged for a portion of the merger consideration.

      GoAmerica will assume certain HOVRS options that are not vested as of the closing date (up to a maximum of 220,498), which following the merger will become exercisable for the same number of shares of GoAmerica Common Stock as their holders would have received had they exercised their options immediately before the effectiveness of the merger. The parties executed a side letter, dated September 17, 2007 (the "Side Letter"), which amended the Merger Agreement to provide that HOVRS may, with GoAmerica's approval, grant options after the signing of the Merger Agreement to persons hired as employees of HOVRS after the date of the Merger Agreement. The Side Letter provides that any options so granted will not be counted toward the 220,498 maximum, and any options so granted will be assumed by GoAmerica.

      The proposed acquisition of HOVRS and the related equity issuances are subject to both GoAmerica and HOVRS stockholders' approval. The merger with HOVRS also is conditioned on consummation of GoAmerica's acquisition of the assets of Verizon's Telecommunications Relay Services ("TRS") business. The execution of the asset purchase agreement pertaining to the Verizon acquisition was announced on August 2, 2007.

      HOVRS is a privately held company headquartered in Rocklin, California, and a growing provider of video relay services. HOVRS also provides audio and video communications that allow deaf and hard-of-hearing people to communicate effectively and naturally with the hearing world by linking callers, via the Internet, to certified Video Interpreters, who interpret between the visual language of American Sign Language and the auditory language of a hearing person. HOVRS offers video relay services under the


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"Hands  On"  brand  and  privately  labeled  for  AT&T  and  Sprint,  as well as community-based sign language interpreting services.

      Escrow Agreement:

      Pursuant to an Escrow Agreement to be executed at the closing of the HOVRS transaction, at the closing, a total of $5 million in cash will be deposited in an escrow fund with an independent escrow agent and an additional $200,000 will be held in a hold back fund controlled by a stockholder's agent, who will act as the agent of the former HOVRS stockholders for purposes of administering the escrow fund. The $5 million in escrow will secure the indemnification obligations of the former HOVRS stockholders to GoAmerica under the Merger Agreement. The $200,000 held in the hold back fund will be used to pay any out-of-pocket expenses of the stockholder's agent. The escrow fund will be released 12 months after the closing, to the extent there are then no claims against it. In the event there is any investigation pending by the Federal Communications Commission of HOVRS' marketing programs as of the 12th month following the closing, up to $2 million will be retained in the escrow fund after the initial 12 month period up to and through 24 months and, if a claim is brought within such time, until such claim is resolved.

      Lock-up and Registration Rights Agreement:

      At the closing of the merger, GoAmerica will enter into a Lock-Up and Registration Rights Agreement with all of the former HOVRS stockholders, pursuant to which they will

      o receive certain registration rights in the event that after the first anniversary of the closing of the transaction, GoAmerica shares of Common Stock maintain an average closing price of $20 or greater over any ninety day period; and

      o agree not to sell any GoAmerica Common Stock acquired in the merger during the first year following the closing of the merger, and not to sell GoAmerica stock in excess of the amounts allowed by SEC Rule 144 during the second year following the closing of the merger (which generally permits an individual to sell, during any three-month period, the greater of (1) 1% of GoAmerica's outstanding Common Stock or (2) the average weekly trading volume for GoAmerica's Common Stock as reported by NASDAQ).

      Support and Lock-up Agreement:

      A Support and Lock-Up Agreement was entered into on September 12, 2007, by and among GoAmerica and Ronald and Denise Obray, Edmond Routhier, Caymus Investment Group II, LLC, and Caymus Obray, LLC, stockholders representing more than 80% of the ownership of HOVRS. It provides that between signing of the Merger Agreement and consummation of the merger, such stockholders will not sell or otherwise transfer any direct or indirect interest in their shares of HOVRS, will not vote in favor of


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any transaction  involving HOVRS other than the transaction with GoAmerica,  and will not otherwise frustrate or impede consummation of the merger.

      Transaction Financing:

      The acquisition of HOVRS will be financed through $5 million of committed equity financing and $40 million of committed senior debt financing, funded in each case by Clearlake Capital Group ("Clearlake Capital"). As previously announced on August 2, 2007, the transaction with Verizon will be financed through $35 million of committed equity financing and $30 million of committed senior debt financing, funded in each case by Clearlake Capital. Accordingly, Clearlake Capital's total financing commitment to GoAmerica, for both the HOVRS and Verizon transactions, is $110 million in debt and equity.

      Amended and Restated Stock Purchase Agreement:

      Concurrently with the execution of the HOVRS Merger Agreement, but subject to certain closing conditions, GoAmerica and one of the Clearlake Capital funds ("Clearlake") executed an amended and restated stock purchase agreement, dated as of September 12, 2007 (the "Amended and Restated Stock Purchase Agreement"), pursuant to which Clearlake agreed to purchase, in connection with the closing of the merger with HOVRS, an additional 967,118 shares of GoAmerica Series A Preferred Stock at a previously negotiated price of $5.17 per share. The Amended and Restated Stock Purchase Agreement amended and restated the stock purchase agreement between the parties dated as of August 1, 2007, pursuant to which Clearlake agreed to purchase 6,479,691 shares of Series A Preferred Stock at a price of $5.17 per share upon the closing of the acquisition of Verizon's TRS Division. Accordingly, the Amended and Restated Stock Purchase Agreement provides for the issuance of an aggregate of 7,446,809 shares of Series A Preferred Stock. As previously announced, Clearlake purchased 290,135 shares of Series A Preferred Stock from GoAmerica at a price of $5.17 per share pursuant to another stock purchase agreement between the parties, dated as of August 1, 2007.

      The issuances of Series A Preferred Stock under the Amended and Restated Stock Purchase Agreement, the purchase of assets from Verizon and the merger with HOVRS are subject to approval by GoAmerica's stockholders.

      Amended and Restated Investor Rights Agreements:

      As previously announced, GoAmerica and Clearlake executed an investor rights agreement, dated August 1, 2007 (the "Investor Rights Agreement"), pursuant to which GoAmerica granted Clearlake certain registration and other rights. On September 12, 2007, GoAmerica and Clearlake agreed on the form of a First Amended and Restated Investor Rights Agreement, to be entered into upon the closing of the Verizon transaction, unless the Verizon transaction closes concurrently with the HOVRS transaction, in which case the parties (including the former stockholders of HOVRS) will


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execute a Second  Amended and  Restated  Investor  Rights  Agreement,  described below. The First Amended and Restated Investor Rights Agreement amends and restates the Investor Rights Agreement, and grants Clearlake rights to receive certain information about the Company. Clearlake agrees to keep such information confidential to the extent it constitutes material non-public information.

      Also on September 12, 2007, the Company, Clearlake and HOVRS agreed on the form of a Second Amended and Restated Investor Rights Agreement, which will be executed in connection with the closing of the acquisition of HOVRS. The Second Amended and Restated Investor Rights Agreement provides that the Common Stock of the Company to be issued to the former HOVRS stockholders in connection with the HOVRS acquisition will be included in the registration statements the Company is required to file pursuant to the Second Amended and Restated Investor Rights Agreement, to the extent described therein. In addition, the Second Amended and Restated Investor Rights Agreement provides that Clearlake and all of the holders of HOVRS capital stock immediately prior to the merger will take all necessary action to cause the Board of Directors of the Company after the closing of the HOVRS transaction to be comprised of up to eight directors, two of whom will be designated by Clearlake; provided that, if Clearlake at any time ceases to own at least 1,600,000 shares of Common Stock (as adjusted for stock dividends, splits, combinations or similar events, and including shares of Common Stock issuable upon conversion of the Series A Preferred Stock), then Clearlake will only be entitled to designate one director, and if Clearlake at any time ceases to own any Common Stock, then Clearlake will cease to be entitled to designate a director. It is also contemplated that the initial post-HOVRS acquisition Board of Directors will be comprised of three individuals designated by HOVRS.

      Credit Agreement and Amended and Restated Debt Commitment Letters:

      As previously announced, GoAmerica entered into a Credit Agreement, dated as of August 1, 2007 (the "Credit Agreement"), with the Lenders named therein and Clearlake Capital, as Administrative Agent and Collateral Agent, pursuant to which GoAmerica received a $1.0 million bridge loan, which may be increased to up to $3.5 million. On September 14, 2007, GoAmerica drew down another $1.75 million under the Credit Agreement. Interest on the loan is payable monthly, at the LIBO rate, plus 8%. Interest is payable in cash, except that a portion of the interest equal to 4% will be payable in kind in the form of additional loans. The loan will be repaid upon the closing of the Verizon transaction, and in any event not later than August 2, 2008. The loan is secured by substantially all of the assets of GoAmerica and its principal subsidiaries and the stock of such principal subsidiaries.

      GoAmerica and Clearlake Capital executed an amended and restated first lien commitment letter, dated September 12, 2007 (the "Amended and Restated First Lien Commitment Letter"), which amended and restated the first lien commitment letter, dated August 1, 2007, executed by the parties. The principal substantive change in the Amended and Restated First Lien Commitment Letter pertains to the description of the


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capital  expenditure  covenant  that will be  contained in the  definitive  loan documents. Under the Amended and Restated First Lien Commitment Letter, GoAmerica agrees that the maximum amount of annual capital expenditures (excluding capitalized labor) will equal 30% of a plan agreed to by the parties. Pursuant to the Amended and Restated First Lien Commitment Letter, Clearlake commits to loan GoAmerica $30 million of senior debt to finance the purchase of the VRS business from Verizon, for the repayment of expenses and working capital purposes and for the repayment of certain of the Company's existing secured debt. The loan, which will close upon the closing of the Verizon transaction, will bear interest at the rate of LIBOR plus 700 basis points per annum, payable quarterly in arrears. The loan will be secured by the equity interests of GoAmerica's material subsidiaries and by substantially all of the assets of
GoAmerica  and  such  subsidiaries.   GoAmerica's  material   subsidiaries  will
guarantee the repayment of the loan. These financial terms are the same as those contained in the first lien commitment letter executed in August 2007.

      GoAmerica and Clearlake Capital executed an amended and restated second lien commitment letter, dated September 12, 2007 (the "Amended and Restated Second Lien Commitment Letter"), pursuant to which Clearlake commits to provide $40 million of senior debt financing in connection with the acquisition of HOVRS. The loan, which will close upon the closing of the HOVRS Merger Agreement, will bear interest at the rate of LIBOR plus 900 basis points per annum, payable quarterly in arrears. The loan will be secured by the equity interests of GoAmerica's material subsidiaries and by substantially all of the assets of GoAmerica and such subsidiaries. Go America's material subsidiaries will guarantee the repayment of the loan.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01 above.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

      On September 12, 2007, the Company's Board of Directors amended its By-laws to correct and clarify the stockholder vote required to approve various matters.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

      The following exhibits are filed with this Current Report on Form 8-K:

         Exhibit 3.2 GoAmerica, Inc.'s By-laws, As Amended and Restated through September 12, 2007.

         Exhibit 10.1         Merger Agreement and Side Letter


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         Exhibit 10.2         Support and Lock-up Agreement

         Exhibit 10.3         Amended and Restated Stock Purchase Agreement

         Exhibit 10.4 Credit Agreement, dated as of August 1, 2007, among GoAmerica, Inc., the Lenders named therein and Clearlake Capital Group, L.P., as Administrative Agent and Collateral Agent, is incorporated by reference to Exhibit 10.5 to the Company's Current Report on Form 8-K filed with the SEC on August 7, 2007.

         Exhibit 99.1 Amended and Restated First Lien Commitment Letter, dated September 12, 2007, between GoAmerica, Inc. and Clearlake Capital Group, L.P.

         Exhibit 99.2 Amended and Restated Second Lien Commitment Letter, dated September 12, 2007, between GoAmerica, Inc. and Clearlake Capital Group, L.P.

         Exhibit 99.3         Form of Escrow Agreement

         Exhibit 99.4         Form of Lock-up and Registration Rights Agreement

         Exhibit 99.5         Form of First Amended and Restated Investor Rights
                              Agreement

         Exhibit 99.6 Form of Second Amended and Restated Investor Rights Agreement


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        GOAMERICA, INC.

                        By: /s/ Wayne D. Smith
                         ----------------------------------
                         Wayne D. Smith
                         Executive Vice President, General Counsel and Secretary

Dated: September 18, 2007


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                                  Exhibit Index

         Exhibit No.                                 Description
         -----------                                 -----------
         Exhibit 3.2 GoAmerica, Inc.'s By-laws, As Amended and Restated through September 12, 2007.
         Exhibit 10.1               Merger Agreement and Side Letter
         Exhibit 10.2               Support and Lock-up Agreement
         Exhibit 10.3               Amended and Restated Stock Purchase
                                    Agreement
         Exhibit 10.4 Credit Agreement, dated as of August 1, 2007, among GoAmerica, Inc., the Lenders named therein and Clearlake Capital Group, L.P., as Administrative Agent and Collateral Agent, is incorporated by reference to
                                    Exhibit 10.5 to the Company's Current Report on Form 8-K filed with the SEC on August 7, 2007.
         Exhibit 99.1 Amended and Restated First Lien Commitment Letter, dated September 12, 2007, between GoAmerica, Inc. and Clearlake Capital Group, L.P.

         Exhibit 99.2 Amended and Restated Second Lien Commitment Letter, dated September 12, 2007, between GoAmerica, Inc. and Clearlake Capital Group, L.P.

         Exhibit 99.3               Form of Escrow Agreement

         Exhibit 99.4               Form of Lock-up and Registration Rights
                                    Agreement

         Exhibit 99.5               Form of First Amended and Restated Investor
                                    Rights Agreement

         Exhibit 99.6 Form of Second Amended and Restated Investor Rights Agreement


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